UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2016 (October 26, 2016)

___________________

HOLLY ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300 Dallas, Texas (Address of principal executive offices)		75201-1507 (Zip code)
(214) 871-3555
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 26, 2016, the Board of Directors (the “Board”) of Holly Logistic Services, L.L.C. (the “Company”) appointed George J. Damiris as Chief Executive Officer of the Company effective November 1, 2016. The Company is the ultimate general partner of Holly Energy Partners, L.P. (the “Partnership”).
Mr. Damiris, 56, has served as Chief Executive Officer and President of HollyFrontier Corporation (“HFC”) since January 2016. He previously served as Executive Vice President and Chief Operating Officer of HFC from September 2014 until January 2016 and as Senior Vice President, Supply and Marketing of HFC from January 2008 until September 2014. Mr. Damiris joined HFC in 2007 as Vice President, Corporate Development after an 18-year career with Koch Industries, where he was responsible for managing various refining, chemical, trading, and financial businesses. Mr. Damiris has served on the Board since February 2016 and also currently serves on the Board of HFC and Eagle Materials Inc. Mr. Damiris will not receive any additional compensation for his service as Chief Executive Officer of the Company since Mr. Damiris is an officer of HFC, which controls the Company and the general partner of the Partnership. There are no arrangements or understandings between Mr. Damiris and any other person pursuant to which Mr. Damiris was selected as an officer. Mr. Damiris does not have any family relationship with any director or executive officer of the Company or any person chosen by the Company to become a director or executive officer. There are no transactions in which Damiris has an interest requiring disclosure under Item 404(a) of Regulation S-K.
In connection with Mr. Damiris’s appointment, Michael C. Jennings will resign as Chief Executive Officer of the Company effective November 1, 2016. Mr. Jennings will continue to serve on the Board.
In addition, on October 26, 2016, the Board accepted the resignations of P. Dean Ridenour and William J. Gray from the Board pursuant to the Company’s director retirement policy. The resignations will be effective December 31, 2016. The number of directors constituting the full Board was decreased from ten to eight effective December 31, 2016.
The Company and the Partnership appreciate Mr. Jennings’s, Mr. Ridenour’s and Mr. Gray’s dedication and service to the Partnership.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P. its General Partner

By:	HOLLY LOGISTIC SERVICES, L.L.C. its General Partner

By:	/s/ Denise C. McWatters
Name:	Denise C. McWatters
Title:	Senior Vice President and General Counsel

Date: October 27, 2016